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When recorded, mail to:

Barbara J. Goodman, Esq.
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

                           LEASEHOLD DEED OF TRUST,
                        ASSIGNMENT OF LEASES AND RENTS
                     SECURITY AGREEMENT AND FIXTURE FILING

     THIS LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, modified or supplemented from time to time, this "Deed of Trust") is granted as of July __, 1998, by Epic Resorts - Palm Springs Marquis Villas, LLC, a Delaware limited liability company, as trustor (hereinafter, together with its successors and assigns, called the "Obligor"), whose mailing address is 1150 First Avenue, Suite 900, King of Prussia, PA 19406 to Barbara J. Goodman, Esq., having an address at c/o White & Case 1155 Avenue of the Americas, New York, New York, 10036, as trustee ("Trustee"), for the benefit of United States Trust Company of New York, a New York banking corporation, acting as trustee (herein together with its successors and assigns in such capacity, the "Notes Trustee" for the Holders (as defined below) pursuant to the Trust Indenture (as defined below), whose mailing address is 114 West 47th Street, New York, New York 10036-1532. Capitalized terms not defined herein shall have the meanings as ascribed to them in the Trust Indenture (as defined below).

                            PRELIMINARY STATEMENTS

     (1) This Deed of Trust is made pursuant to the Trust Indenture, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "Trust Indenture"), among Epic Resorts, Inc., a Delaware corporation (herein, together with its successors and assigns, the "Company"), the Obligor and other Subsidiary Guarantors as identified therein, and the Notes Trustee acting as trustee for the Holders (defined below), providing, among other things for a loan to the Company of $130,000,000, with such loan being evidenced by the Company's 13% Senior Secured Notes due 2005 in the aggregate principal amount of $130,000,000 (the "Notes", such term to include all notes and other securities issued in substitution or exchange therefor or in replacement thereof).

     (2) The Obligor has guaranteed to the holders of the Notes (the "Holders") the payment when due of the Notes pursuant to a guaranty (the "Subsidiary Guarantee").

     (3) It is a condition precedent to the making of the loan to the Company that the Obligor shall have executed and delivered to or for the benefit of the Notes Trustee this Deed of Trust.

     (4) The Obligor desires to execute this Deed of Trust to satisfy the conditions described in the preceding paragraph and to secure the performance of its covenants and agreements contained in the Trust Indenture, herein and in any agreement or instrument made by it with respect to any indebtedness or obligations secured hereby and to secure the payment when due (whether at the stated maturity, by accelerating or otherwise) of all obligations (including

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obligations which, but for the automatic stay under Section 362(a) of the
Bankruptcy Code, would become due), but not necessarily in the order set forth, of the following indebtedness, liabilities and obligations, now existing or hereafter arising, ratably (including any modifications or replacements thereof):

          (a) the aggregate principal amount of $130,000,000, with interest thereon, as evidenced by the Notes, maturing on or prior to June 15, 2005;

          (b) all sums advanced by or on behalf of the Notes Trustee pursuant to any term or provision of this Deed of Trust or any other agreement or instrument relating to or securing any of the foregoing;

          (c) all advances or disbursements of the Notes Trustee with respect to the Property (as hereinafter defined) for the payment of taxes, levies, assessments, insurance, insurance premiums or costs incurred in the protection of taxes, levies, assessments, insurance, insurance premiums or costs incurred in the protection of the Property; and

          (d) all other liabilities, obligations and indebtedness of the Obligor incurred under, arising out of or in connection with the Subsidiary Guarantee, the Trust Indenture and this Deed of Trust.

(all of such indebtedness, liabilities and obligations being collectively referred to hereinafter as the "Indebtedness").

     (5) This Deed of Trust creates a lien on the leasehold estate of the Obligor in the Property and shall automatically become a lien on any and all Vacation Ownership Interests in the Property, upon the creation of such Vacation Ownership Interests in the Property.

     (6) The creation of Vacation Ownership Interests in the Property shall be permitted only upon satisfaction of the following conditions:

     (i) No Event of Default (as hereinafter defined) shall have occurred or be continuing under this Deed of Trust;

     (ii) The Obligor shall have received and approved all documents necessary for the creation of the Vacation Ownership Interests, including, without limitation, the declaration creating the Vacation Ownership Interests;

     (iii) The Obligor shall have received all approvals and consents, and made all filings, required in conjunction with the establishment of the Vacation Ownership interests; and

     (iv) First American Title shall have agreed to endorse the Lender's title insurance policy insuring this Deed of Trust, to provide affirmative insurance to the effect that the Property consists of Vacation Ownership Interests validly created and that the lien of this Deed of Trust shall constitute a valid first lien upon the Vacation Ownership Interests.

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     (7)  Provided that no Event of Default has then occurred and is continuing under this Deed of Trust, the Notes Trustee shall, at the expenses of the Obligor, promptly reconvey the lien hereof on each Vacation Ownership Interest following a sale of such Vacation Ownership Interest to a person unaffiliated with the Obligor, and the Notes Trustee shall not have a lien on the proceeds of any such sale.

                                 GRANTING CLAUSES

     NOW, THEREFORE, in consideration of the sum of $1.00, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, received to the Obligor's full satisfaction, and in consideration of the loan made or to be made hereafter to or for the benefit of the Company, THE OBLIGOR DOES HEREBY UNCONDITIONALLY AND IRREVOCABLY GIVE, GRANT, BARGAIN, SELL, WARRANT, ALIEN, DEMISE, RELEASE, CONVEY, ASSIGN, TRANSFER, MORTGAGE, HYPOTHECATE, DEPOSIT, PLEDGE, SET OVER AND GRANT A
SECURITY INTEREST IN AND CONFIRMS TO THE TRUSTEE, IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY, FOR THE BENEFIT AND SECURITY OF THE NOTES TRUSTEE AND ITS SUCCESSORS AND ASSIGNS, all of its present and future, right, title and interest in and to that certain leasehold estate (the "Leasehold") created pursuant to that certain Business Lease No. PSL-253 (the "Business Lease") dated November 23, 1979 between Steven Allen Rice Allottee, as lessor, and Western Ventures, Inc. ("WVI"), as lessee, as amended by Amendment No. 1 to Lease No. PSL-253 dated July 21, 1983, as amended by Agreement No. 2 Lease
No. PSL-253, as amended by Supplemental Agreement No. 3 Lease No. PSL-253 dated August 27, 1985, as assigned by an assignment dated May 18, 1988 pursuant to which all of WVI's interest in said lease was assigned to Palm Springs Marquis, Inc. ("PSM"), as amended by Amendment No. 4 Lease No.
PSL-253 dated April 4, 1997 and as assigned by an assignment dated [          ]
pursuant to which all of PSM's interest in said lease was assigned to the Obligor (such Business Lease as amended and assigned together with any amendments, modifications, extensions, renewals or substitutions therefor is referred to herein as the "Ground Lease"), and affecting all or the portions of that certain real property situated in the State of California, described as Exhibit A attached hereto and made a part hereof by reference;

     (1) TOGETHER WITH all Vacation Ownership Interests now and/or hereafter created at the property described in Exhibit A attached hereto; and

     (2) TOGETHER WITH all rights and easements now and/or hereafter created which are appurtenant to the Property described in Exhibit A, including but not limited to those rights and easements more fully identified thereon, if any; and

     (3) TOGETHER WITH all and singular right, title and interest, including any after-acquired title or reversion, in and to all other ways, easements, streets, alleys, passages, water, water courses, riparian rights, rights, liberties and privileges thereof, if any, and in any way appertaining thereto; and
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     (4)  TOGETHER WITH all rents, royalties, revenues, incomes, issues and profits accruing and to accrue therefrom; and

     (5) TOGETHER WITH all buildings and improvements of every kind and description now or hereafter erected or placed thereon and all materials intended for construction, reconstruction, alteration and repairs of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the property subject to this Deed of Trust immediately upon the delivery thereof to the property described in Exhibit A (all such buildings and improvements, collectively referred to herein as the "Improvements"); all fixtures and articles of personal property now or hereafter owned by the Obligor and attached to, or located on, and used in the operation or management of the property described in Exhibit A; and all renewals or replacements thereof, proceeds therefrom, or articles in substitution therefor, whether or not the same are or shall be attached to such building or buildings in any manner, it being mutually agreed that all the aforesaid property owned by the Obligor and placed by it on the property described in Exhibit A shall, so far as permitted by law, be deemed to be fixtures and a part of the realty and security for the Indebtedness secured by this Deed of Trust; and

     (6) TOGETHER WITH all leases, written or oral, and all agreements for use or occupancy of all or any portion of the property described in Exhibit A, together with any and all extensions and renewals thereof and any and all further leases, subleases, lettings or agreements (including subleases thereof and tenancies following attornment) upon or covering use or occupancy of all or any part of the property described in Exhibit A (all such leases, agreements, subleases and tenancies sometimes collectively referred to herein as the "Leases" and sometimes individually as a "Lease"); and

     (7) TOGETHER WITH all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which the Obligor may now or hereafter (including during the period of redemption, if any, following foreclosure of this Deed of Trust become entitled or may demand or claim arising or issuing from or out of the Leases or from or out of the property described in Exhibit A or any part thereof; and

     (8) TOGETHER WITH all deposits made with or other security given to utility companies by the Obligor with respect to the property described in Exhibit A, and all proceeds of all insurance now or hereafter carried by, or payable to, the Obligor with respect to the property described in Exhibit A, or otherwise now or hereafter payable with respect to any loss or damage of the property described in Exhibit A, and all claims or demands with respect thereto; and

     (9) TOGETHER WITH all right, title and interest of the Obligor in and to any operating, use, or management agreement pertaining to the property described in Exhibit A and all cash payments to be made to or for the account of the Obligor pursuant thereto and any other proceeds thereof; and

     (10) TOGETHER WITH all right, title and interest of the Obligor in and to any leases for equipment now or hereafter located at or used in connection with the property described in Exhibit A, including without limitation all leases for office equipment, maintenance and operation equipment, recreational equipment and fixtures, telephone equipment, furniture and furnishings; and

     (11) TOGETHER WITH all permits, licenses and franchises, and all contract rights and other intangibles now or hereafter owned by the Obligor and relating to the ownership, construction, use, operation, occupancy or development of the property described in Exhibit A, including, without limitation, any plans, specifications and drawings pertaining to the development thereof, and contracts with architects and contractors; and

     (12) TOGETHER WITH all awards and other compensation heretofore or hereafter to be made to the present and all subsequent owners of the property subject to this Deed of Trust for any taking by eminent domain, either permanent or temporary, of all or any part of the property described in Exhibit A or any easement or appurtenance thereof, including severance and consequential damage and change in grade of streets, which such awards and compensation are hereby assigned to the Notes Trustee; the Obligor hereby appoints the Notes Trustee its Attorney-in-Fact, with an interest, and authorizes, directs and empowers such Attorney, at the option of such Attorney, on behalf of the Obligor and its successors or assigns to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor (but not to adjust or compromise the claim) and, after deducting reasonable expenses of collection, to apply the net proceeds without penalty or premium as a credit upon any portion, as selected by the Notes Trustee, of the Indebtedness secured hereby, notwithstanding the fact that the amount owing hereon may not then be due and payable or that such Indebtedness is otherwise adequately secured; and

     (13) TOGETHER WITH all present and future options of any kind, rights of first refusal, privileges and other benefits of the Obligor under the Ground Lease.

     All of the property covered or intended to be conveyed to Trustee for the benefit of the Notes Trustee in the granting clauses (1) through (13) above, is described in this Deed of Trust as the "Property."

     TO HAVE AND TO HOLD the Property with the appurtenances thereunto belonging unto the Trustee and its successors and assigns, in fee simple, forever, for the benefit of the Notes Trustee for the purposes and uses herein set forth, until such time as all of the Indebtedness and obligations secured hereby shall have been paid in full.

     The Obligor covenants with the Trustee, its successors and assigns, that at and until the ensealing of these presents: (i) the Obligor is well seized of and has a good and valid leasehold estate in and to the Leasehold, free and clear of any Liens and encumbrances (except for Permitted Liens under the Trust Indenture); (ii) the Obligor will warrant and defend the Property with the appurtenances thereunto belonging to the Trustee, its successors and assigns, forever against all lawful claims, and demands whatsoever subject only to Permitted Liens under the Trust Indenture; (iii) the Property and the intended use thereof by the Obligor comply to the best of the Obligor's knowledge with all applicable restrictive covenants, zoning ordinances and building codes and flood disaster laws, and, to the extent that noncompliance therewith would materially adversely affect the value or marketability of the Property, all applicable occupational, health and

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environmental and other applicable laws, rules and regulations of any other governmental authority whatsoever, and (iv) the Obligor will execute, acknowledge and deliver all necessary assurances to the Trustee of the title to the Property as provided above.

     This Deed of Trust is granted as security for the payment of the Indebtedness. In accordance with the provisions of the Notes, the whole of the principal sum thereof then unpaid may be declared and become due and payable upon demand or upon the occurrence of an Event of Default hereunder or under the Trust Indenture or the Notes. This Deed of Trust is given for the purpose of creating a lien of the Property and expressly is to secure the Indebtedness.

     UPON THE TERMS AND SUBJECT TO THE CONDITIONS that are hereinafter set forth; PROVIDED, HOWEVER, that if the Company pays or causes to be paid to the Holders all sums secured hereby in the manner provided in the Notes and the Trust Indenture, and the Obligor fully pays and performs its obligations under the Subsidiary Guarantee, the Trust Indenture, and in this Deed of Trust and does keep and perform every obligation, term, covenant, condition and warranty contained in the Subsidiary Guarantee, the Trust Indenture and in this Deed of Trust, then and in such case the estate, right, title and interest of Trustee in and to the Property shall cease, and upon proof being given to the satisfaction of the Notes Trustee that the Indebtedness has been paid or satisfied in accordance with its terms, and upon payment of all fees, costs, charges and Indebtedness chargeable to or incurred by Trustee or otherwise provided for in this Deed of Trust, then this and the estate hereby granted and conveyed shall be reconveyed at the sole expense of the Obligor.

     The Obligor, intending to bind its successors and assigns, hereby covenants and agrees as follows:

     1. The Obligor will duly keep and perform all covenants, agreements, conditions and stipulations binding on the Obligor under the Subsidiary Guarantee or the Trust Indenture. The Obligor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Indebtedness and this Deed of Trust and any requirement that the Notes Trustee or other holder of the Indebtedness secured hereby protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any other person, or any collateral, or pursue any other remedy in the power of the Notes Trustee or other holder of any of the Indebtedness secured thereby.

     2. To facilitate payment and performance of the Indebtedness, the Obligor hereby absolutely transfers and assigns to the Notes Trustee all right, title and interest of the Obligor in and to the Leases.

     3. (a) No later then ten days prior to the date when any installment of taxes and assessments is due, without penalty, interest or delinquency, the Obligor shall subject to the Notes Trustee evidence of the due and punctual payment of such taxes, assessments, reassessments and other governmental charges. The Obligor will also pay all taxes and assessments or charges which may be levied on the Indebtedness secured hereby or the interest therein excepting the federal income tax imposed under the laws of the United States and excepting state franchise and state income taxes. Any assessment which is payable in installments




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at the application of the Obligor shall, nevertheless, for the purposes of this section, be deemed due and payable by the Obligor in its entirety on the day the first installment becomes due and payable or a lien, unless the written approval of the Notes Trustee is obtained for such installment payments of assessments.

          (b) Notwithstanding the provision of Section 3(a) above, the Obligor shall have the right to contest in good faith any of such taxes and assessments upon posting with the Notes Trustee sufficient security, reasonably satisfactory of the Notes Trustee, for the payment thereof, with interest, costs and penalties, under written agreement conditioning payment of such contested taxes and assessments upon the resolution of such contest, or prior thereto if the continuance of such contest shall put the Property or any part thereof in jeopardy of tax sale or forfeiture.

          4. If at any time the United States or the State of Commonwealth in which the Property is located or any of their subdivisions having jurisdiction shall levy, assess or charge any tax (including, without limitation, documentary stamp or intangible tax), assessment or imposition upon this Security Instrument, the Notes, or the Indebtedness secured hereby or the interest of the Notes Trustee in the Property or upon the Notes
Trustee by reason of or as holder of any of the foregoing, then the Indebtedness and accrued interest thereon shall be and become due and payable at the election of the Notes Trustee; provided, however, that such election and the right to elect shall be unavailing if the Obligor lawfully may pay for such stamps or such tax, including interest and penalties thereon, to or for the benefit of the Notes Trustee and the other holders of the Indebtedness, and the Obligor elects to pay and does, in fact, pay when payable, for all such stamps or such tax, as the case may be, including interest and penalties thereon, prior to any such election by the Notes Trustee. The Obligor further agrees to deliver to the Notes Trustee, at any time, upon demand, evidence of citizenship and such other evidence as may be required by any government agency having jurisdiction in order to determine whether the obligation secured hereby is subject to or exempt from any such tax or any other governmental filing or reporting requirement.

          5. The Obligor shall keep the Property free and clear from all mechanics liens and statutory liens of every kind other than taxes and permitted assessments which may be a lien but not yet due and payable and the Obligor will not voluntarily create or permit to be created or filed against their respective interests in the Property, or suffer to exist, any mortgage lien or other lien or liens inferior or superior to the lien of this Security Instrument (other than the lien or liens for real estate taxes and assessments not yet due and payable) or if filed, the Obligor will have the same discharged of record either by payment, the bonding thereof or other lawful means within 30 days after notice of filing and further, that that Obligor will keep and maintain the same free from all claims of all persons supplying labor, materials or services which will enter into or otherwise contribute to the construction of any and all improvements to the Property, notwithstanding by whom such labor or materials may have been contracted; provided, however, that the Obligor shall have the right to contest in good faith any such mechanics' lien or statutory lien upon posting with the Notes Trustee sufficient security, satisfactory to the Notes Trustee, for the payment thereof, with interest, costs and penalties, under written agreement conditioning payment of such contested mechanics' lien or statutory lien upon the resolution of such contest, or prior thereto if the continuance of such contest or litigation shall put the Property or any part thereof in jeopardy of foreclosure sale or forfeiture for such lien.

          6. The Obligor agrees that the Obligor shall not (i) sell, encumber (including, without limitation, by means of subordinate mortgage or lien upon the Property of any part thereof or interest therein), assign, lease or dispose of the Property or any part thereof or interest therein, except in accordance with, and to the extent permitted by, the terms and provisions of the Trust Indenture, or (ii) enter into any contract or agreement to do anything prohibited by clause (i) of this Section 6 expressly including, without limitation, any land contract, lease/purchase, lease/option or option agreement without, in each such case, first obtaining the written consent of the Notes Trustee; except, however, that the Obligor shall have the right, without such consent, to sell individual time share units included in the Property on and subject to the terms and conditions of the Trust Indenture.

          7. The Obligor hereby acknowledges that the Indebtedness was incurred in good faith for full value received.

          8.  The Obligor warrants and represents that:

          (a) The Obligor is not now in default under any instruments or obligations relating to the Property and no party has asserted any claim of default against the Obligor relating to the Property.

          (b) The execution and performance of this Security Instrument and the consummation of the transactions hereby contemplated will not result in any breach of, or constitute a default under, any mortgage, lease, bank loan, credit agreement, trust indenture or other instrument to which the Obligor is a party or by which it or any of its property (including, without limitation, the Property) may be bound or affected, nor do any such instruments impose or contemplate any obligations which are or may be inconsistent with any other obligations imposed on the Obligor under any other instrument heretofore or hereafter delivered by the Obligor.

          (c) As of the date hereof, there are no actions, suits or proceedings (including, without limitation, any condemnation or bankruptcy proceedings) pending or threatened against or affecting the Obligor or the Property, or which may adversely affect the validity or enforceability of this Security Instrument, at law or in equity, or before or by any governmental authority, except as disclosed in writing to the Lenders prior to the date of execution and delivery hereof as contemplated by the terms and provisions of the Trust Indenture, and the Obligor so not in default with respect to any writ, injunction, decree or demand of any court or any governmental authority affecting the Property.

          (d) The Property is not used principally or primarily for farming or agricultural purposes.

          9. (a) The Obligor will maintain flood insurance, if required, pursuant to a designation of the area in which the Property is located as flood prone or a flood risk area, as defined by the Flood Disaster Protection Act of 1973, as amended, as well as comply with any additional requirements of the National Flood Insurance Program as set forth in such Act.

          (b) The Obligor shall maintain for the mutual benefit of the Notes Trustee and the Obligor general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Property and on, in or about the adjoining streets and passageways, such insurance to afford protection to the limits of not less than those then customarily carried with respect to Property similar in general location, use and occupancy to the Property, but in no event less than a single limit amount of $5,000,000. All of such insurance shall be primary and non-contributing with any insurance which may be carried by the Notes Trustee.

          (c) In the event such coverage is provided as part of a blanket policy, then in such event the amount of the coverage specifically applicable to the Property shall be stated on the face of the policy. All insurance policies, to the extent of its interest, are to be for the benefit of and first payable in case of loss to the Notes Trustee as first mortgagee without contribution and the Obligor shall deliver to the Notes Trustee a copy of any renewal or replacement policies and original certificates thereof to the Notes Trustee at such place or to such other party as the Notes Trustee may, from time to time, designate in writing, before the date of such expiration or termination of any existing policy.

          (d) All insurance policies required by this Section 9 shall contain an express provision or endorsement which states the substance of the following in a manner acceptable to the Notes Trustee: "The policy of insurance shall not be canceled, permitted to lapse by reason of non-renewal, altered, changed, amended or modified, nor shall any coverage therein be reduced, deleted, amended, modified, changed or canceled by either the party named as the insured, or the insurance Obligor issuing this policy, without at least 30 days' prior written notice having been given to United States Trust Company of New York as the Notes Trustee."

          10. (a) The term "Hazardous Materials," as used in this Security Instrument, shall mean any (i) hazardous wastes and/or toxic chemicals, materials, substances or wastes as defined by the Environmental Laws set forth in Subsection 10(b); (ii) any "oil", as defined by the Clean Water Act (as defined in Subsection 10(b) below), as amended from time to time, and regulations promulgated thereunder (including crude oil or any fraction thereof); (iii) any substance, the presence of which is prohibited, regulated or controlled by any other applicable federal or state or local laws, regulations, statutes or ordinances now in force or hereafter enacted relating to waste disposal or environmental protection with respect to the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, release, emission, discharge, disposal, abatement, cleanup, removal, remediation or handling; (iv) any asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBs") in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, urea formaldehyde, atmospheric radon at levels over four picocuries per cubic liter; (v) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes; (vi) industrial, nuclear or medical by-products; and (vii) underground storage tanks (whether filled or unfilled).

     (b) The term "Environmental Laws," as used in this Section 10, shall mean all present and future laws, statutes, ordinances, rules, regulations, orders and determinations of any governmental authority, pertaining to health, protection of the environment, natural resources, conservation, wildlife, waste management, regulation of activities involving Hazardous Materials, and pollution, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund" or "CERCLA"), 42 U.S.C. Section 9601, ET SEQ., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. Section 9601(20)(D), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901,
ET SEQ., the Federal Water Pollution Control Act, as amended by the Clean Water Act (the "Clean Water Act"), 33 U.S.C. Section 1251, ET SEQ., the Clean Air Act ("CAA"), 42 U.S.C. Section 7401, ET SEQ., and the Toxic Substances Control Act, 15 U.S.C. Section 2601, ET SEQ., as amended from time to time.

     (c) The Obligor shall, and the Obligor shall cause all employees, agents, contractors and tenants of the Obligor and any other persons present on or occupying the Property to, keep and maintain the Property, including the soil and ground water thereof, in compliance with, and not cause or permit the Property, including the soil and ground water thereof, to be in violation of any Environmental Laws. Neither the Obligor nor any employees, agents, contractors or tenants of the Obligor or any other persons occupying or present on the Property shall use, generate, manufacture, store or dispose on, under or about the Property or transport or from the Property any Hazardous Materials.

     (d) The Obligor immediately shall advise the Notes Trustee in writing of: (i) any notices from any governmental or quasi-governmental agency or authority of violation or potential violation of any Environmental Law received by the Obligor; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Environmental Law; (iii) all claims made or threatened by any third party against the Obligor or the Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i) (ii) and (iii) above are hereinafter referred to as "Hazardous Materials Claims"); and (iv) discovery by the Obligor of any occurrence or condition on any Property adjoining or in the vicinity of the Property that could cause the Property to become contaminated by or with Hazardous Materials. The Notes Trustee shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' and consultants' fees in connection therewith paid by the Obligor upon demand.

     (e) The Obligor shall be solely responsible for, and shall indemnify, defend, and hold harmless the Notes Trustee, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, cost, expense or liability or whatever kind or nature, known or unknown, contingent or otherwise, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or after the date of this Security Instrument) of Hazardous Materials on, in, under or about the Property (whether by the Obligor, a predecessor in title, any tenant, or any employees, agents, contractor or subcontractors of any of the foregoing or any third persons at any time occupying or present on the Property), including, without limitation: (i) personal injury; (ii) death; (iii) damage to property; (iv) all consequential damages; (v) the cost of any required or necessary repair, cleanup or detoxification of the Property, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (vi) damage to any natural resources; and (vii) all reasonable costs and expenses incurred by the Notes Trustee in connection with the foregoing clauses (i) through (vi), including but not limited to reasonable attorneys' and consultants' fees; provided, however, that nothing contained in this Section shall be deemed to preclude the Obligor from seeking indemnification from or otherwise proceeding against, any third party including, without limitation, any tenant or predecessor in title to the Property. The covenants, agreements and indemnities set forth in this Section shall be binding upon the Obligor and its successors and assigns, and shall survive each of repayment of the Indebtedness, foreclosure of the Property, and the Obligor granting a deed in lieu of foreclosure of the Property. Any costs or expenses incurred by the Notes Trustee for which the Obligor is responsible or for which the Obligor has indemnified the Notes Trustee shall be paid to the Notes Trustee on demand, with interest at the default rate specified in the Notes from the date incurred by the Notes Trustee until paid in full, and shall be secured hereby. Without the Notes Trustee's prior written consent, the Obligor shall not enter into any settlement, consent decree or other compromise in respect of any Hazardous Materials Claims.

     (f) In the event the Notes Trustee reasonably determines that an investigation of the Property for the presence of Hazardous Materials (an "Environmental Audit") is necessary in order to maintain the value of the Notes Trustee's security in the Property, the Obligor shall retain, upon the Notes Trustee's request, or the Notes Trustee may retain directly, at the sole cost and expense of the Obligor, a licensed geologist, industrial hygienist or an environmental consultant (referred to hereinafter as the "Consultant") acceptable to the Notes Trustee to conduct the Environmental Audit. The Notes Trustee's determination to require an Environmental Audit shall be deemed reasonable at any time there is Default under the Trust Indenture or hereunder or in the event that the Notes Trustee has received notice of the likely existence of Hazardous Materials upon or in the Property. The Environmental Audit shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination taking into consideration the known uses of the Property and property in the vicinity of the Property and any factors unique to the Property. If the Obligor shall fail to pay for or obtain an Environmental Audit as provided for herein, the Notes Trustee may, but shall not be obligated to, obtain the Environmental Audit, and the Obligor immediately and without demand shall repay all costs and expenses incurred by the Notes Trustee in connection therewith, with interest at the default rate specified in the Notes from the date of such payments or advances until paid in full, and such sums so advanced or expended, with interest as aforesaid, shall be secured hereby.

     (g) The Obligor shall cooperate with the Consultant and allow entry and access to all portions of the Property for the purpose of Consultant's investigation. The Obligor shall comply, at its sole cost and expense, with all recommendations contained in the Environmental Audit reasonably required to bring the Property into compliance with all Environmental Laws and any recommendation for additional testing and studies to detect the quantity and types of Hazardous Materials present, if the Notes Trustee requires the implementation of the same.

     11. The Notes Trustee shall have, and is hereby granted by the Obligor with a warranty of further assurances, the irrevocable power to appoint a substitute trustee or trustees hereunder and to remove any or all trustees hereunder from time to time without notice, unless required by applicable law, and without specifying any reason therefor, by filing for record a deed of appointment in the office in which this Security Instrument is recorded. Such power of removal and appointment may be exercised as often and whenever the Notes Trustee deems it advisable, and the exercise of such power, no matter how often, shall not result in an exhaustion of such power. Upon the recordation of each such deed of appointment or removal, each trustee so appointed shall become fully vested with identically the same title and estate in and to the Property and with all the identical rights, powers, trusts and duties of his predecessor or predecessors in the Property, as if originally named as a Trustee hereunder. Whenever in this Security Instrument reference is made to "Trustee", such reference shall be construed to mean the trustee or trustees for the time being, whether the original or any successor trustee. All title, estate, rights, powers, trusts and duties hereunder given, appertaining to or devolving upon Trustee shall be in each Trustee if there is more than one then serving hereunder, so that any action hereunder or purporting to be hereunder of either one of the original or any successor trustees shall for all purposes be considered to be, and shall be as effective as, the action of all trustees. The substitution of one trustee shall be sufficient even if in replacement of more than one trustee.

     12. In the event the Obligor shall fail to comply with any or all of its covenants, agreements, conditions and stipulations herein set forth, then the Notes Trustee [or the Trustee (at the direction of the Notes Trustee)] shall after notice to the Obligor be and hereby is authorized and empowered at its option, but without legal obligation to do so, to pay or perform the same without waiver of any other remedy. In addition, the Notes Trustee
[or the Trustee (at the direction of the Notes Trustee)] is authorized and empowered at its option, but without legal obligation to do so, to enter, or have its agents enter, the Property whenever necessary for the purpose of inspecting the Property and curing any default hereunder. The Obligor agrees that the Notes Trustee [or the Trustee (at the direction of the Notes Trustee)] shall thereupon have a claim against the Obligor for all sums paid by the Notes Trustee [or the Trustee (at the direction of the Notes Trustee)] for such defaults so cured, together with a lien upon the Property for the sum so paid plus interest at the default rate specified in the Notes.

     13. The Obligor shall not commit waste upon the Property or suffer waste to be committed thereon. The Obligor will keep the Property in good order and repair and in compliance in all material respects with any law, regulation, ordinance or contract affecting the Property. The Obligor shall observe and comply with all conditions and requirements necessary to preserve and extend any and all material rights, licenses, permits (including but not limited to zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Property or which have been granted to or contracted for by the Obligor in connection with any existing or presently contemplated use of the Property and shall obtain and keep in full force and effect all necessary governmental and municipal approvals as may be necessary from time to time to comply in all material respects with all mining, environmental and other requirements and with any and all conditions attached to the insurance relating to the Property and the condition thereof.

     14. The Obligor will give the Notes Trustee immediate notice of the actual or threatened commencement of any proceedings under eminent domain affecting all or any part of the Property or any easement therein or appurtenances thereof, including severance and consequential damage and change in grade of streets, and will deliver to the Notes Trustee copies of any and all papers served in connection with any such proceedings. Except as provided in subsection (a) below, the Obligor agrees that all awards heretofore or hereafter made by any public or quasi-public authority to the present and all subsequent owners of the Property by virtue of an exercise of the right of eminent domain by such authority, including any award for taking of title, possession or right of access of a public way, or for any change of grade or streets affecting the Property, are hereby assigned to the Notes Trustee and the Notes Trustee at its option is hereby authorized, directed and empowered to collect and receive the proceeds of any such awards from the authorities making the same and to give proper receipts therefor. After deducting from such proceeds any expenses incurred by the Notes Trustee in the collection or handling thereof, the Notes Trustee shall apply the net proceeds as to the Indebtedness in such order as determined by the Notes Trustee.

     The Obligor hereby covenants and agrees to and with the Notes Trustee, upon the request of the Notes Trustee to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning all such awards to the Notes Trustee, free and clear and discharged of any and all encumbrances of any kind or nature whatsoever except as above stated.

     15. In the event an action shall be instituted to foreclose this Security Instrument, or prior to foreclosure but after default, the Notes Trustee shall be entitled to the appointment of a receiver of the rents, issues and profits of the Property as a matter of right, with power to collect the rents, issues and profits of the Property due and becoming due during the period of default and/or the pendency of such foreclosure suit to and including the date of confirmation of the sale under such foreclosure and during the redemption period, if any, after such confirmation, such rents, issues and profits being hereby expressly assigned and pledged as security for the payment of the Indebtedness secured by this Security Instrument without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Indebtedness and regardless of whether the Notes Trustee has an adequate remedy at law. The Obligor for itself and for any subsequent owner hereby waives any and all defenses to the application for a receiver as above provided and hereby specifically consents to such appointment, but nothing herein contained is to be construed to deprive the holder of this Security Instrument of any right or remedy or privilege it may now have under the law to have a receiver appointed. The provision for the appointment of a receiver and the assignment of such rents, issues and profits is made an express condition upon which the Loans hereby secured are made. In such event, the court shall at once on application of the Notes Trustee or its attorney in such action, appoint a receiver to take immediate possession of, manage and control the Property, for the benefit of the holder or holders of the Indebtedness and of any other parties in interest, with power to collect the rents, issues and profits of the Property during the pendency of such action, and to apply the same toward the payment of the several obligations herein mentioned and described, notwithstanding that the same or any part thereof is occupied by the Obligor or any other person. The rights and remedies herein provided for shall be deemed to be cumulative and in addition to and not in limitation of those provided by law and if there be no receiver so appointed, the Notes Trustee itself may proceed to collect the rents, issues and profits from the Property. From any such rents, issues, and profits collected by the receiver or by the Notes

Trustee prior to a foreclosure sale, there shall be deducted the cost of collection thereof and the expenses of operation of the Property, including but not limited to real estate commissions, receiver's fee and the reasonable fees of its attorney, if any, and the Notes Trustee's attorney's fees, if permitted by law, and court costs, the remainder to be applied against the Indebtedness. In the event the rents, issues and profits are not adequate to pay all tax and other expenses of operation, the Notes Trustee may, but is not obligated to, advance to any receiver the amounts necessary to operate, maintain and repair, if necessary, the Property and any such amounts so advanced, together with interest thereon at the default rate specified in the Notes from and after the date of advancement, shall be secured by this Security Instrument and have the same priority of collection as the principal of the Indebtedness secured hereby.

     16. No sale of the Property, no forbearance on the part of the Notes Trustee, no extension of the time for the payment of the Indebtedness and no change in the terms of the payment thereof consented to by the Notes Trustee shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of the Obligor hereunder or the original liability of the Company or any other obligor under any of the Indebtedness, either in whole or in part. No waiver by the Notes Trustee of any breach of any covenant of the Obligor herein contained shall be construed as a waiver of any subsequent breach of the same or any other covenant herein contained. The failure of the Notes Trustee to exercise the option for acceleration of maturity and/or foreclosure (including sale under power of sale hereunder) following any default as aforesaid or to exercise any other option granted to the Notes Trustee hereunder in any one or more instances, or the acceptance by the Notes Trustee of partial payments hereunder shall not constitute a waiver of any such default, nor extend or affect the grace period, if any, but such option shall remain continuously in force with respect to any unremedied or uncured default. Acceleration of maturity once claimed hereunder by the Notes Trustee may, at the option of the Notes Trustee, be rescinded by written acknowledgment to that effect by the Notes Trustee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity, or extend or affect the grace period, if any. The Notes Trustee may pursue any of its rights without first exhausting its rights hereunder and all rights, powers and remedies conferred upon the Notes Trustee herein are in addition to each and every right which the Notes Trustee may have hereunder at law or equity and may be enforced concurrently therewith.

     17. If any action or proceeding be commenced, to which action or proceeding the Notes Trustee is made a party by reason of the execution of this Security Instrument or the Indebtedness, or in which it becomes necessary to defend or uphold the lien of this Security Instrument, or the priority thereof or possession of the Property, or otherwise to perfect the security hereunder, or in any suit, action, legal proceeding or dispute of any kind in which the Notes Trustee is made a party or appears as party plaintiff or defendant, affecting the interest created herein, or the Property, including, but not limited to, bankruptcy, probate and administration proceedings, foreclosure of this Security Instrument or any condemnation action involving the Property, all sums paid by the Notes Trustee for the expense of any litigation to prosecute and defend the rights and liens created hereby shall be paid by the Obligor, to the extent permitted by applicable law, together with interest from the date of payment at the default rate as specified in the Notes. Any such sum and the interest thereon shall be immediately due and payable upon demand and be secured hereby, having the benefit of the lien hereby created, as a part hereof and its priority.

     18. Each remedy or right of the Notes Trustee shall not be exclusive of but shall be in addition to every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by the Notes Trustee.

     19. Upon an Event of Default (as defined in Section 32), to the extent permitted by any applicable law of California, the Notes Trustee personally, or by the Trustee, or by their respective agents or attorneys, and without becoming a mortgagee-in-possession, may enter into and upon all or any part of the Property, and each and every part hereof, and may exclude the Obligor, its agents, and servants wholly therefrom, and having and holding the same, may use, operate, manage and control the Property or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon such entry, the Notes Trustee, at the expense of the Obligor, may, at the Notes Trustee's sole option, insure the same; and likewise, from time to time, at the expense of the Obligor, the Notes Trustee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to the Notes Trustee may seem advisable, and in every such case the Notes Trustee shall have the right to manage and operate the Property and to carry on the business thereof and exercise all rights and powers of the Obligor with respect thereto either in the name of the Obligor or otherwise as it shall deem best; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements necessary to operate the Improvements or their intended purposes and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Property or any part hereof, as well as reasonable compensation for the services of the Notes Trustee and Trustee, and for all attorneys, consultants, agents, clerks, servants and other parties employed by the Notes Trustee or Trustee, the Notes Trustee shall apply the moneys arising as aforesaid to the Indebtedness in such manner and at such times as the Notes Trustee shall determine in its sole discretion, when and as the same shall become payable and/or to the payment of any other sums required to be paid by the Obligor under this Security Instrument.

     20. (a) Upon an Event of Default (as defined in Section 32), to the extent permitted by any applicable law of California, the Notes Trustee may, with or without entry, personally or by its agents or attorneys, insofar as applicable:

     (i) Request the Trustee to sell the Property or any part thereof pursuant to the procedures provided by law at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; and/or

     (ii) Institute an action of judicial foreclosure on this Security Instrument or institute other proceedings according to law for the foreclosure hereof, and may prosecute the same to judgment, execution and sale for the collection of the Indebtedness, and all interest with respect thereto, together with all taxes and insurance premiums advanced by the Notes Trustee and other sums payable by the Obligor hereunder, and all fees, costs and expenses of such proceedings, including reasonable attorneys' fees and expenses; and/or

          (iii) Take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Loan Documents or in and of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Notes Trustee shall elect.

     (b) To the extent permitted by law of California, the Trustee may postpone from time to time any sale by them to be made under or by virtue of this Security Instrument by postponement at the time and place appointed for such sale or for such postponed sale or sales; and, except as otherwise provided by any applicable provision of law, the Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so postponed.

     (c) Upon the completion of any sale or sales made by the Trustee under or by virtue of this Security Instrument, Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. The Trustee shall make all the necessary conveyances, assignments, transfers and deliveries of any part of the Property and rights so sold and for that purpose the Trustee may execute all necessary instruments of conveyance, assignment and transfer. Any such sale or sales made under or by virtue of this Section 20, whether made under the power of sale herein granted or under or by virtue of judicial proceeding or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Obligor in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against the Obligor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Obligor.

     (d) Upon any sale, whether under the power of sale hereby given or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, except as required by law, it shall not be necessary for the Trustee or any public officer acting under execution or order of court to have present or constructive possession of any of the Property.

     (e) The recitals contained in any conveyance made by the Trustee to any purchaser at any sale made pursuant hereto or under applicable law shall be conclusive evidence of the matters therein stated, and all prerequisites to such sale shall be presumed to have been satisfied and performed.

     (f) The receipt by Trustee of the purchase money paid at any such sale, or the receipt by any other person authorized to receive the same, shall be sufficient discharge therefor to any purchaser of the property or any part thereof, sold as aforesaid, and no such purchaser, or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

     (g) In case the liens or the Property interests hereunder shall be foreclosed by Trustee's sale or by other judicial or non-judicial action, the purchaser at any such sale shall receive, as an incident to his ownership, the right to immediate possession of the property or any part thereof, subsequent to foreclosure, the Obligor or the Obligor's successors (except tenants who have entered into subordination, non-disturbance and attornment agreements with the Notes Trustee) shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived to the extent permitted by law.

     (h) Should any Event of Default occur hereunder, any expenses incurred by the Notes Trustee in prosecuting, resolving, or settling the claim of the Notes Trustee shall become an additional "liability" of the Obligor and part of the Indebtedness secured hereby.

     (i) In the event a foreclosure hereunder shall be commenced by the Notes Trustee, to the extent permitted by any applicable law of California, the Notes Trustee may at any time before the sale abandon the suit, and may then institute suit for the acceleration of the Notes and for the foreclosure of the liens and the Property interest hereof. If the Notes Trustee should institute a suit for the acceleration of the Notes and for a foreclosure of the liens and the Property interest hereof, it may at any time before the entry of a final judgment in said suit dismiss the same and proceed to sell the Property, or any part thereof, in accordance with the provisions of this Security Instrument.

     (j) The purchase money proceeds or avails of any sale made under or by virtue of this Security Instrument, together with any other sums which then may be held by the Notes Trustee under this Security Instrument, whether under the provisions of this Section 20 or otherwise, shall be applied in accordance with the laws of California, and to the extent not inconsistent, as follows.

          (A) first, to the payment or reimbursement of the Notes Trustee for all costs and expenses of such suit or suits or other enforcement activities of the Notes Trustee, including, but not limited to, the costs of advertising, sale and conveyance, including attorneys', solicitors' and stenographers' fees, if permitted by law, outlays for documentary evidence and the cost of such abstract, examination of title and title report;

          (B) second, to the extent proceeds remain after the application pursuant to preceding clause (A), to reimburse the Notes Trustee for all moneys advanced by the Notes Trustee, if any, for any purpose authorized in this Security Instrument with interest at the default rate specified in the Notes;

          (C) third, to the extent proceeds remain after the application pursuant to preceding clause (B), an amount equal to the outstanding Indebtedness owed to the Holders shall be paid to the Notes Trustee for the benefit of the Holders; and

          (D) fourth, to the extent remaining after the application pursuant to the proceeding clauses (A), (B) and (C), to the Obligor or to whomever may be lawfully entitled to receive such payment.

     (k) The Obligor shall pay all costs and expenses, including without limitation costs of title searches and title policy commitments, court costs and reasonable attorneys' fees, incurred by the Notes Trustee in enforcing payment and performance of the Indebtedness or in exercising the rights and remedies of the Notes Trustee hereunder. All such costs and expenses shall be secured by this Security Instrument and by all other lien and security documents securing the Indebtedness. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by the Notes Trustee.

     (l) In any action by the Notes Trustee to recover a deficiency judgment for any balance due under the Notes upon the foreclosure of this Security Instrument or in any action to recover the Indebtedness or Indebtedness secured hereby, and as a material inducement to making the loan evidenced by the Notes, the Obligor acknowledges and agrees that the successful bid amount made at any judicial or non-judicial foreclosure sale, if any, shall be conclusively deemed to constitute the fair market value of the Property, that such bid amount shall be binding against the Obligor in any proceeding seeking to determine or contest the fair market value of the Property. The Obligor hereby waives and relinquishes any right to have the fair market value of the Property determined by a judge or jury in any action seeking a deficiency judgment or any action on the Indebtedness secured hereby, including, without limitation, a hearing to determine fair market value.

     (m) Upon any sale made under or by virtue of this Section 20, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Notes Trustee may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting its bid upon the Indebtedness of Company secured by this Security Instrument.

     21. At any time, or from time to time, without liability therefor and without notice, upon written request of the Beneficiary and presentation of this Security Instrument, and without affecting the personal liability of any Person for payment of the Obligations secured hereby or the effect of this upon the remainder of the Property, Trustee may (i) reconvey any part of the Property; (ii) consent in writing to the making of any map or plat thereof;
(iii) join in granting any easement or any agreement subordinating the Lien or charge hereof.

     22. The Notes Trustee, in making any payment herein is hereby authorized in the place and stead of the Obligor to make any payment of: (a) relating to taxes, assessments, water rates, sewer rentals and other governmental or municipal charges, fines, impositions or liens asserted against the Property, according to any bill, statement or estimate procured from the appropriate public authority without inquiry into the validity thereof or (b) relating to any adverse title, lien, statement of lien, encumbrance, claim or charge, and shall be the sole judge of the validity of same; or (c) otherwise relating to any purpose herein and hereby authorized, but not enumerated in this section, whenever, in its good faith judgment and discretion, such payment shall seem necessary or desirable to protect the full security intended to be created by this Security Instrument. In connection with any such payment, the Notes Trustee, at is option, may and is hereby authorized to obtain a continuation report of title prepared by a title insurance Obligor, the cost and expenses of which shall be repayable by the Obligor upon demand and shall be secured hereby.

     23.  The Trustor's Covenants Regarding Leases.

     (a) The Obligor will use commercially reasonable efforts to enforce the terms, covenants and conditions to be performed by all tenants and other parties to any Lease or other agreement pertaining to the Deeded Property and will not, without prior written consent of the Beneficiary, receive or collect rent from any tenant for a period of more than one month in advance.

     (b) If requested by the Notes Trustee, at any reasonable time, and from time to time (but not more often than once each calendar year), on written notice from the Beneficiary, the Trustor shall deliver within 30 days to the Beneficiary a schedule of all Leases then in effect, which schedule shall include the following: (a) the name of the tenant; (b) a description of the leased space in form reasonably satisfactory to the Beneficiary, including but not limited to the approximate number of square feet so leased and the type of activity performed under such lease; (c) the rental rate, including escalations, if any; (d) the term of the Lease; and (e) such other information as the Beneficiary may reasonably request. If requested by the Beneficiary (but not more than once each year), the Trustor shall also deliver photocopies of all Leases accompanied by the certificate of the Trustor that such copies are true, complete and accurate to the best of its knowledge.

     (c) In the event of enforcement by the Beneficiary of the remedies provided for by law or by this Deed of Trust, each tenant shall, at the option of the Beneficiary, attorn to any Person succeeding to the interest of the Trustor as a result of such enforcement and shall recognize such successor in interest as landlord (or sub-landlord, as the case may be) under such Lease without change the terms or other provisions thereof (or with respect to Leases in effect as of the date hereof the Trustor shall use its best efforts to cause the tenants thereunder to so attorn and recognize such successor); provided, however, that such successor shall not be bound by any payment or rent or additional rent for more than one month in advance (other than any security deposit received by the Trustor, possession of which was actually transferred to such successor) or any amendment or modification of any such Lease made without the Beneficiary's consent for that of such successor in interest. Each such tenant shall, upon request of such successor in interest, execute and deliver instrument(s) confirming such attornment.

     (d) The Beneficiary, at its option, is authorized to foreclose or cause the foreclosure of this Deed of Trust in accordance with the provisions of
Section 20 hereof in any
manner authorized by law, including, but not limited to, power of sale or judicial proceedings, and the failure to make any such tenants parties defendant in any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by the Trustor to be, a defense to any proceedings instituted by the Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Deeded Property.

     24. It is the intent of the parties hereto that this Security Instrument shall constitute a Security Agreement within the meaning of the Uniform California Commercial Code (the "CODE") and the Obligor hereby unconditionally and irrevocably transfers, assigns, delivers and grants unto Trustee for the benefit of the Notes Trustee a security interest in, to and with respect to (a) the leases and rents assigned by the Obligor to the Notes Trustee hereunder; (b) so much of the Property as is considered or as shall be determined to be personal property or "fixtures" (as defined in the Code), together with all replacements thereof, substitutions therefor or additions thereto; (c) all casualty insurance policies required to be maintained by Obligor hereunder, together with all general intangibles, contract rights and accounts arising therefrom; (d) all proceeds in any condemnation or recovery event, together with all general intangibles, contract rights and accounts arising therefore; (e) all cash and non-cash proceeds of the above-mentioned items; and (f) all right, title and interest in and to so much of the remainder of the Property as is considered or shall be determined to be personal property other than records, documents and other items owned by customers of the Obligor and stored on the Property (said property described in clauses (a) through (f) above being sometimes hereinafter referred to as the "COLLATERAL"), and the Obligor further agrees that a security interest shall attach thereto for the benefit of the Notes Trustee to secure the Indebtedness. Such security interest shall extend to all collateral of the kind which is the subject of Sections 24-26 which the Obligor may acquire at any time during the continuation of this Security Instrument. Upon the occurrence of and during the continuance of an Event of Default, after the expiration of the applicable cure period, if any, the Notes Trustee may elect to treat the fixtures constituting a part of the Property as either real property collateral or Collateral and then proceed to exercise such rights as apply to such type of collateral. The Obligor hereby authorizes the Notes Trustee to file financing and continuation statements with respect to the Collateral without the signature of the Obligor, if same is lawful, otherwise the Obligor agrees to execute such financing and continuation statements as the Notes Trustee may reasonably request. If there shall exist and be continuing an Event of Default under this Security Instrument, the Notes Trustee, pursuant to the appropriate provisions of the Code and to the extent permitted by applicable law, shall have all remedies available to it under the Code and shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Code shall not apply. Upon the occurrence and during the continuance of any Event of Default, the Notes Trustee will have all rights and remedies granted by applicable law, and particularly by the Code, including, without limitation, the right to take possession of all personal property constituting a part of the Property, and for this purpose the Notes Trustee may enter upon any premises which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Notes Trustee may require the Obligor to assemble such personal property and make it available to the Notes Trustee at a place to be designated by the Notes Trustee which is reasonably convenient to all parties. Unless such personal property is perishable or threatens to materially decline speedily in value, the Notes Trustee will give the Obligor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such Collateral is to be made. This requirement of sending reasonable notice will be met, and the Obligor and the Notes Trustee acknowledge that such notice will be commercially reasonable within the meaning of the Code, if the notice is given to the Obligor as herein provided at least ten (10) days before the time of the sale or disposition. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Notes Trustee shall be assessed against the Obligor and shall include, but not be limited to the reasonable legal expenses incurred by the Notes Trustee. The Obligor agrees that it will not remove or permit to be removed from the Property any of the Collateral except as permitted by the Security Agreement. All replacements, renewals, substitutions and additions to the Collateral shall be and become immediately subject to the security interest of this Security Instrument and the provisions of Sections 24-26. The Obligor warrants and represents that the Collateral now is free and clear of all liens and encumbrances or security interests, other than Permitted Encumbrances, and that all replacements of the Collateral, substitutions therefor or additions thereto, unless the Notes Trustee otherwise consents, will be, free and clear of liens, encumbrances or security interests of others created after the date hereof, except for Liens permitted under the Trust Indenture.

     25. To the extent that any of the Collateral is not subject to the Code, the Obligor hereby collaterally assigns to the Notes Trustee all of the Obligor's right, title, and interest in and to the Collateral to secure the Indebtedness secured hereby, together with the right of set-off with regard to such Collateral (or any part thereof). Release of the lien of this Security Instrument shall automatically terminate this assignment.

     26. Notwithstanding anything to the contrary contained herein, if any provision of this Security Instrument relating to the Collateral conflicts with the provisions of the Security Agreement, the terms of the Security Agreement shall control.

     27. The Obligor agrees, without affecting the liability of any person for payment of the Indebtedness or affecting the lien of this Security Instrument upon the Property or any part thereof (other than persons or property explicitly released as a result of the exercise by the Notes Trustee of its rights and privileges hereunder), that the Notes Trustee, without notice, and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens thereon, may release as to itself and this Security Instrument any part of the security described herein or any person liable for an indebtedness secured hereby, without in any way affecting the priority of the lien of this Security Instrument to the full extent of the Indebtedness remaining unpaid hereunder upon any part of the security not expressly released and may agree with any party obligated on the Indebtedness or having any interest in the security described herein to extend the time for payment of any part or all of the Indebtedness secured hereby. Such agreement shall not, in any way, release or impair the lien hereof, but shall extend the lien hereof as against the title of all parties having any interest in such security which interest is subject to such lien. In the event the Notes Trustee: (a) releases, as aforesaid, any part of the security described herein or any person liable for any indebtedness secured hereby, (b) grants an extension of time for any payments of the debt secured hereby, (c) takes other or additional security for the payment thereof, or (d) waives or fails to exercise any right granted herein, in the Notes or in any related agreement, no such act or omission shall release the Obligor, subsequent purchasers of all or any part of the Property, any maker or surety of the Notes or any party to this Security Instrument or any related agreement under any covenant therein, or preclude the Notes Trustee from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or any subsequent default.

          28. If Obligor remains in possession of any of the Property after any foreclosure sale by Notes Trustee, at Notes Trustee's election Obligor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

          29. Obligor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted providing for any appraisement of any portion of the Property, (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement or the collection of amounts due under any of the Indebtedness or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Notes Trustee, (iii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, homestead exemption, valuation, stay, statute of limitations, extension or redemption, or sale of the Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iv) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Indebtedness and marshalling including, but not limited to, the rights provided by California Civil Code Sections 2899 and 3433, as such sections may be amended from time to time, in the event of foreclosure of this Security Instrument.

          30. In case Notes Trustee shall proceed to enforce any right, power or remedy under this Security Instrument by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Notes Trustee, then and in every such case Obligor and Notes Trustee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Notes Trustee shall continue as if no such proceeding had been taken.

          31. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Obligor, Notes Trustee shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Notes Trustee allowed in such proceedings for the Indebtedness secured by this Security Instrument at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

          32. It is the intention of the parties hereto that if the Notes Trustee shall at any time hereafter acquire title to all or any portion of the Property, then, and until the indebtedness secured hereby has been paid in full, the interest of the Notes Trustee hereunder and the lien of this Security Instrument shall not merge or become merged in or with the estate and interest of the Notes Trustee as the holder and owner of title to all or any portion of the Property and that, until such payment, the estate of the Notes Trustee in the Property and the lien of this Security Instrument and the interest of the Notes Trustee hereunder shall continue in full force and effect to the same extent as if the Notes Trustee had not acquired title to all or any portion of the Property.

          33. Notwithstanding anything contained in this Security Instrument to the contrary, the Notes Trustee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Indebtedness secured hereby, any amount in excess of the amount permitted and calculated at the highest lawful rate, and, in the event the Notes Trustee ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Indebtedness secured hereby, and, if the principal balance of the Indebtedness secured hereby is paid in full, any remaining excess shall forthwith be promptly paid to the Obligor, together with all interest earned thereon. In determining whether or not the interest paid or or payable under any specific contingency exceeds the amount of interest permitted and calculated at the highest lawful rate, the Obligor and the Notes Trustee shall, to the maximum extent permitted under applicable law,
(i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the indebtedness secured hereby.

          34. If at any time the United States of America shall require internal revenue stamps to be affixed to any of the Notes or any other Indebtedness, the Obligor will pay (or cause the Company, if the Obligor is not the Company) for the same with any interest or penalties imposed in connection herewith.

          35. To the extent services are required of the Notes Trustee's counsel after the date hereof, which are normally incident to the closing, amendment, alteration, and enforcement of this Security Instrument, and all provisions herein contained, the Obligor shall, to the extent permitted by law, pay the reasonable fees therefor, promptly upon the rendering of such a bill and delivery thereof to the Obligor.

          36. The Obligor agrees at all times to cause this Security Instrument, and each amendment or modification hereof or supplement hereto, and all assignments of leases, to be recorded, registered and filed, and kept recorded, registered and filed, in such manner and in such places as appropriate, and shall comply with all applicable statutes and regulations in order to establish, preserve and protect the security and priority of this Security Instrument, and such assignments and the rights of the Notes Trustee thereunder. The Obligor shall pay, or cause to be paid, all taxes, fees and other charges incurred in connection with such recording, registration, filing or compliance.

          37. The Obligor acknowledges that it has received from the Notes Trustee without charge a true and correct copy of this Security Instrument.

          38. The Notes Trustee and its successors and assigns shall be entitled to all of the benefits of the indemnification provisions of the Trust Indenture.

          39. To the extent permitted by law with respect to the Indebtedness secured hereby or any renewals or extensions thereof, the Obligor waives and renounces any and all homestead and exemption rights, as well as the benefit of all valuation and appraisement privileges, and also moratoriums under or by virtue of the constitution and laws of the jurisdiction in which the Property is located or any other state or of the United States, now existing or hereafter enacted.

          40. All the covenants hereof shall run with the land. Nothing herein contained nor any transaction related hereto shall be construed or shall so operate, either presently or prospectively, to require the Obligor to pay interest at a rate greater than is now lawful in such case to contract for, but shall require payment of interest only to the extent of such lawful rate.

          41. The Obligor shall execute, acknowledge and deliver any and all such further acts, conveyances, documents, mortgages and assurances as the Notes Trustee may reasonably require for accomplishing the purpose hereof forthwith upon the request of the Notes Trustee, whether in writing or otherwise. The Obligor, within ten days upon request by mail, shall furnish a written statement duly acknowledged of the amount due upon this Security Instrument and the Indebtedness (both unpaid principal and accrued interest) and whether any offset or defenses exist against the Indebtedness, and any other information which might reasonably be requested in connection with the sale of the Indebtedness, or any portion thereof or interest therein, to any third party, or an audit of the Notes Trustee, and which may be relied on for such purposes.

          42. Wherever notices may appropriately be given under this Security Instrument, such notices shall be in writing and shall always be treated as having adequately been given if:

          (n) when intended for the Obligor, five days after dispatch by United States certified mail return receipt requested, addressed to the mailing address, as set out herein or to such other address or to such other person, as the Obligor may from time to time, designate in writing; or

          (o) when intended for the Notes Trustee, five days after dispatch by United States certified mail return receipt requested, addressed to the mailing address of the Notes Trustee as set out herein or to such other address or to such other person as the Notes Trustee may from time to time designate in writing.

          43. Any of the following occurrences or acts shall constitute an event of default under this Security Instrument ("Event of Default"): (a) the Company fails to pay any of the Notes or any installment thereof or interest thereon when due or when declared due, subject to any applicable grace period provided therein; (b) an Event of Default under and as defined in the Trust Indenture shall have occurred; (c) the Obligor (regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings, at law, in equity or before any administrative tribunal, which have or might have the effect of preventing the Obligor from complying with the terms of this Security Instrument), shall fail to observe or perform any of the Obligor's covenants, agreements or obligations under this Security Instrument and, other than defaults in the observance or performance of its obligations under Section __ hereof, such failure shall continue for 30 days after notice; (d) a default shall occur and continue to exist after the expiration of any applicable grace period under any other document, agreement or instrument between the Company or any Subsidiary Guarantor and the Notes Trustee or any Holders, with respect to any of the Indebtedness; (e) any representation contained herein or in the Trust Indenture or the Notes or made (or deemed made) by the Company or any Subsidiary Guarantor to the Notes Trustee or any of the Holders in connection with any of the Indebtedness shall prove to be untrue in any material respect on the date as of which made or deemed made; (f) the Company or any Subsidiary Guaranty shall file a voluntary petition in bankruptcy or be adjudicated bankrupt or insolvent, or the Company or any Subsidiary Guarantor shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or protection for creditors, or the seeking, or the consenting by the Company or any Subsidiary Guarantor to or acquiescing in the appointment of any trustee, receiver, conservator or liquidator of the Company or any Subsidiary Guarantor, as the case may be, or of all or any substantial part of the Property or any or all of the rents, issues or profits thereof, or the making of any general assignment for the benefit of creditors, or the admission in writing of its inability to pay its debts generally as they become due, or the entry by a court of competent jurisdiction of any order, judgment or decree, which is not dismissed within 60 days thereafter, approving a petition filed against the Company or any Subsidiary Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future Federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or protection for creditors, or the appointment, which appointment is not dismissed within 60 days thereafter, of any trustee, receiver, conservator or liquidator of the Company or any such Subsidiary Guarantor, as the case may be, or of all or any substantial part of the Property or of all of the rents, issues and profits thereof without the consent or acquiescence of the Notes Trustee.

     44. Upon any Event of Default or any default by the Obligor as provided herein or in any other instrument evidencing or securing any of the Indebtedness then, in any of said events, at the option of the Notes Trustee (or, as may be provided in any instrument pursuant to which any such Indebtedness is created, at the option of any holder of any such Indebtedness), the whole or any applicable portion of the Indebtedness secured hereby shall become immediately due and payable, although the period specified for the payment thereof may not have expired, anything hereinbefore or in the Notes contained to the contrary notwithstanding.

     45. The obligations of the Obligor under this Security Instrument shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

          (A) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any document pertaining to the Indebtedness, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (B) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Security Instrument except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

          (C) any furnishing of any additional security to the Notes Trustee or its assignee or any acceptance thereof or any release of any security by the Notes Trustee or its assignee;

          (D) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (E) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company or any Subsidiary Guarantor, or any action taken with respect to this Security Instrument by any trustee or receiver, or by any court, whether or not the Obligor shall have notice or knowledge of any of the foregoing.

     46. Obligor acknowledges that this Security Instrument is one of a number of Other Deeds of Trust or Mortgages and Security Documents that secure the Indebtedness. Obligor agrees that the lien of this Security Instrument shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Notes Trustee and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Notes Trustee of any security for or guarantees of any of the Indebtedness hereby secured, or by any failure, neglect or omission on the part of Notes Trustee to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Deeds of Trust or Mortgages and other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Indebtedness secured or of any of the collateral security therefor, including the Other Deeds of Trust or Mortgages and other Security Documents or of any guarantee thereof, and Notes Trustee may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Deeds of Trust or Mortgagees and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Notes Trustee's rights and remedies under any or all of the Other Deeds of Trust or Mortgages and other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Security Instrument and any exercise of the rights or remedies of Notes Trustee hereunder shall not impair the lien of any of the Other Deeds of Trust or Mortgages and other Security Documents or any of Notes Trustee's rights and remedies thereunder. Obligor specifically consents and agrees that Notes Trustee may exercise its rights and remedies hereunder and under the Other Deeds of Trust or Mortgages and other Security Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

     47. The trust created hereby is irrevocable by Obligor unless and until the Property is reconveyed to Obligor as provided in Section 5.05 hereof.

     48. Any provision of this Security Instrument which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforecable such provision in any other jurisdiction.

     49. APPLICABLE LAW; CERTAIN PARTICULAR PROVISIONS. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PROVISION OF THIS DEED OF TRUST RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED BY THIS DEED OF TRUST IN RESPECT OF THE DEEDED PROPERTY AND THE EXERCISE OF EACH REMEDY PROVIDED HEREBY, INCLUDING THE POWER OF FORECLOSURE OR POWER OF SALE PROCEDURES SET FORTH IN THIS DEED OF TRUST, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE WHERE THE DEEDED PROPERTY IS LOCATED, AND TRUSTOR AND BENEFICIARY AGREE TO SUBMIT TO JURISDICTION AND THE LAYING OF VENUE FOR ANY SUIT ON THIS DEED OF TRUST IN SUCH STATE.

     50. The Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof.

     51. The Trustee may resign at any time without notice. In the event of the resignation or death or dissolution of the Trustee, or the Trustee's failure, refusal or inability, for any reason, to make any sale or to perform any of the trusts herein declared, or, at the option of the Notes Trustee, without cause, Notes Trustee may appoint a substitute trustee, who shall thereupon succeed to all concerning the Trustee the estates, titles, rights, powers, and trusts herein granted to and vested in the Trustee. The instrument of appointment may, but shall not be required to, be recorded in the register's office(s) in which this Security Instrument is recorded. If Notes Trustee is a corporation, such appointment may be made on behalf of such Notes Trustee by any person who is then the president, or a vice-president, assistant vice-president, treasurer, cashier, secretary, or any other authorized officer or agent of Notes Trustee. In the event of the registration or death of any substitute trustee, or such substitute trustee's failure, refusal or inability to make any such sale or perform such trusts, or, at the option of Notes Trustee, without cause, successive substitute trustees may thereafter, from time to time, be appointed in the same manner.

   52. When the Indebtedness has been paid in full, this Security Instrument shall be reconveyed, and the Notes Trustee, at the request and expense of the Obligor, will execute and deliver to the Obligor a proper instrument or instruments acknowledging the satisfaction and termination of this Security Instrument.

   53. None of the terms and conditions of this Security Instrument may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Obligor and the Notes Trustee.

   54. The Obligor and the Notes Trustee each hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Security Instrument or the transactions contemplated hereby.

   55. This Security Instrument shall also constitute a "fixture filing" for purposes of the Code. Portions of the Collateral are or may become fixtures.

   56. The Notes Trustee shall have the right at any time to file this Security Instrument as a financing statement, but the failure to do so shall not impair the validity and enforceability of this Security Instrument in any respect whatsoever. A photographic or other reproduction of this Security Instrument, or any financing statement relating to this Security Instrument, shall be sufficient as a financing statement.

   57. IT IS SPECIFICALLY AGREED that time is of the essence with respect to this Security Instrument and that the waiver of the rights or options, or obligations secured hereby, shall not at any time thereafter be held to be abandonment of such rights. Notice of the exercise of any right or option granted to the Notes Trustee herein, or in the Indebtedness secured hereby, is not required to be given.

   IN WITNESS WHEREOF, the Obligor has caused this Security Instrument to be executed and delivered as of the date first set forth above.

                                  EPIC RESORTS - PALM SPRINGS MARQUIS
                                  VILLAS, LLC,
                                  a Delaware limited liability company



                                  By
                                     ----------------------------------------
                                     Name:
                                     Title:

ATTEST

-------------------------------
Name:
Title:

STATE OF PENNSYLVANIA     )
                          )
COUNTY OF_____________    )


On July , 1998 before me, Thomas F. Flatley personally appeared ____________, personally known to be to the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

                                    WITNESS my hand and official seal.


                                    ----------------------------------------
                                    Notary

                                                  EXHIBIT A


                           Legal Description


A LEASEHOLD ESTATE CREATED BY THAT CERTAIN BUSINESS LEASE PSL-253 EXECUTED BY STEVEN ALLEN RICE ALLOTTEE NO. PS-118E, LESSOR, AND WESTERN VENTURES, INC., LESSEE, FOR A TERM OF 65 YEARS, UPON AND SUBJECT TO ALL OF THE PROVISIONS THEREIN CONTAINED, AS DISCLOSED BY LEASE, DATED NOVEMBER 23, 1979, RECORDED AUGUST 9, 1983 AS INSTRUMENT NO. 160117 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

SAID LEASE WAS AMENDED BY AN AMENDMENT DATED JULY 21, 1983 AS DISCLOSED BY DOCUMENT RECORDED AUGUST 9, 1983 AS INSTRUMENT NO. 160121 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

SAID LEASE WAS AMENDED BY AMENDMENTS DATED JULY 21, 1983 AS DISCLOSED BY DOCUMENT RECORDED AUGUST 9, 1983 AS INSTRUMENT NO. 160122 AND BY DOCUMENT RECORDED APRIL 25, 1997 AS INSTRUMENT NO. 141186 BOTH OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

LESSEE'S INTEREST IN SAID LEASE WAS ASSIGNED TO PALM SPRINGS MARQUIS, INC., A DELAWARE CORPORATION BY AN ASSIGNMENT RECORDED MAY 18, 1988 AS INSTRUMENT NO. 132930 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 1
--------

LOT 1 AND LETTERED LOTS A AND B OF TRACT NO. 16544 AS SHOWN BY MAP ON FILE IN BOOK 143 PAGES 39-40 OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 2
--------

AN EASEMENT FOR AN UNDERGROUND TUNNEL FOR UNDERGROUND PASSAGE AND FOR ALL PURPOSES CONNECTED THEREWITH, ALONG THAT CERTAIN 34.50 FOOT WIDE STRIP OF LAND WITHIN CALLE ENCILIA, AS SAID STREET IS SHOWN ON THE SUPPLEMENTAL PLAT OF SECTION 14, TOWNSHIP 4 SOUTH, RANGE 4 EAST, SAN BERNARDINO BASED AND MERIDIAN (ON FILE WITH THE DEPARTMENT OF INTERIOR, GENERAL LAND OFFICE, WASHINGTON, D.C., ON SEPTEMBER 7, 1927) TOGETHER WITH THE EASTERLY 15.00 FEET OF BLOCK 22 AND THE WESTERLY 15.00 FEET OF BLOCK 21, ALL SHOWN ON SAID SUPPLEMENTAL PLAT OF SECTION 14, BEING 17.25 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE.

COMMENCING AT THE NORTHEAST CORNER OF SAID BLOCK 22; THENCE WEST ALONG THE NORTH LINE OF SAID BLOCK 22, A DISTANCE OF 15.00

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FEET TO A POINT ON A LINE THAT IS PARALLEL WITH AND 15.00 FEET WESTERLY OF
THE EASTERLY LINE SAID BLOCK 22; THENCE SOUTH 0 DEGREES 00' 14'' EAST ALONG SAID PARALLEL LINE, A DISTANCE OF 100.91 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 83 DEGREES 28' 35'' EAST, A DISTANCE OF 80.52 FEET TO A POINT ON A LINE THAT IS PARALLEL WITH AND 15.00 FEET EASTERLY OF THE WESTERLY LINE OF SAID BLOCK 21, BY DOCUMENT RECORDED JULY 22, 1985 AS INSTRUMENT NO. 160369 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

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